                                                                    Exhibit 24.1
                         Tempur-Pedic International Inc.

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints
Mark A. Sarvary,  Dale E. Williams,  and Bhaskar Rao, each individually,  as the undersigned's true and lawful attorneys-in-fact to:

        (1) execute for and on behalf of the undersigned,  in the  undersigned's capacity as an officer  and/or  director of  Tempur-Pedic  International
        Inc. (the "Company"), Forms 3, 4, and 5 in accordance with Section 16(a)
        of the Securities Exchange Act of 1934 and the rules thereunder;

        (2) do and perform any and all acts for and on behalf of the undersigned which may be  necessary  or  desirable  to complete and execute any such
        Form 3, 4, or 5,  complete  and  execute  any  amendment  or  amendments thereto, and timely file such form with the United States Securities and
        Exchange Commission and any stock exchange or similar authority; and

        (3) take any other action of any type  whatsoever in connection with the foregoing which, in the opinion of any such attorney-in-fact,  may be of benefit  to,  in the best  interest  of, or  legally  required  by,  the undersigned, it being understood that the documents executed by any such attorney-in-fact on behalf of the undersigned  pursuant to this Power of
        Attorney  shall  be in such  form  and  shall  contain  such  terms  and
        conditions    as   such    attorney-in-fact    may   approve   in   such
        attorney-in-fact's discretion.

The  undersigned  hereby  grants to each such  attorney-in-fact  full  power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorneys-in-fact,  or such attorneys-in-fact's  substitute or substitutes, shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein
granted.   The   undersigned   acknowledges   that   each   of   the   foregoing
attorneys-in-fact,   in  serving  in  such   capacity  at  the  request  of  the
undersigned,  are  not  assuming,  nor  is  the  Company  assuming,  any  of the undersigned's  responsibilities  to comply  with  Section  16 of the  Securities
Exchange Act of 1934.

By this Power of Attorney,  the  undersigned  hereby revokes all prior Powers of
Attorney  authorizing  any  person  to sign  any  documents  in the  name of the undersigned related to Section 16 and the Company.

This  Power of  Attorney  shall  remain  in full  force  and  effect  until  the undersigned is no longer  required to file Forms 3, 4, and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing  delivered to each of the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 15th day of June, 2009.

                             Signature: /s/ Lou Hedrick Jones
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                            Print Name: Lou Hedrick Jones
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